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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K


                                    Current Report
                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported) August 31, 1995
                                                           ----------------




                              ADVANCED NMR SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)


               Delaware                0-11914              22-2457487
           ----------------         ------------         ----------------
            (State or other          (Commission         (I.R.S. Employer
             jurisdiction           File Number)        Identification No.)
           of Incorporation)


                        47 Jonspin Road, Wilmington, MA  01887
               -------------------------------------------------------
                 (Address of principal executive offices)  (Zip Code)


          Registrant's telephone number, including area code (508) 657-8876
                                                             ---------------



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


          ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
                    ------------------------------------

                    On August 31, 1995, Medical Diagnostics, Inc., a Delaware corporation ("Old MDI"), merged (the "Merger"), with and into Advanced NMR Acquisition Corp., a Delaware corporation ("Acquisition Corp." prior to the Merger and "MDI" after the Merger) and wholly-owned subsidiary of the registrant Advanced NMR Systems, Inc., a Delaware corporation ("Advanced NMR"), pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of May 2, 1995 (the "Merger Agreement"), among Advanced NMR, Acquisition Corp. and Old MDI. Upon the Merger, Acquisition Corp. as the surviving corporation changed its name to "Medical Diagnostics, Inc."

                    In connection with the Merger, MDI entered into a Loan and Security Agreement with Chemical Bank, dated as of August 31, 1995 (the "Loan Agreement"), in part to fund the cash consideration portion of the Merger and to pay for Merger expenses. MDI's obligations under the Loan Agreement are guaranteed by (i) Advanced NMR pursuant to a Guaranty and Security Agreement, dated as of August 31, 1995, with Chemical Bank and (ii) certain MDI subsidiaries pursuant to a Guaranty and Security Agreement, dated as of August 31, 1995, with Chemical Bank (collectively, the "Guaranty Agreements").

                    Pursuant to the Merger Agreement, each share of common stock, $.01 par value per share, of Old MDI (the "Old MDI Common Stock") was exchangeable for (i) $8.00 in cash (the "Cash Consideration"), or (ii) 2.861 shares of Advanced NMR Common Stock plus one Advanced NMR Warrant (collectively, the "Share Consideration"), or (iii) a combination of the Cash Consideration and the Share Consideration (collectively, the Merger Consideration"), provided that not more than 37.5% of the Old MDI Common Stock could be exchanged for the Cash Consideration.

                    Based upon elections made by the Old MDI Stockholders, the Cash Consideration was pro rated so each such holder who elected the Cash Consideration is to receive $4.02 in cash, 1.423 shares of Advanced NMR Common Stock and .4975 of an Advanced NMR Warrant for each Old MDI share exchanged. The Merger Consideration comprised an aggregate of approximately $11,196,102, 6,670,157 shares of Advanced NMR Common Stock and 2,331,722 warrants to purchase Advanced NMR Common Stock
          (subject to rounding down for fractional shares and fractional warrants).

                    Advanced NMR also assumed all rights and obligations of Old MDI under options and warrants outstanding at the effective date of the Merger for the purchase of shares of Old MDI Common Stock. At the Advanced NMR Annual Meeting of Stockholders held on August 31, 1995, the stockholders approved an amendment to the Advanced NMR 1993 Employee Stock Option Plan increasing the number of shares of Advanced NMR Common Stock available thereunder for options to 2,250,000 shares.

                    Each Advanced NMR Warrant is exercisable for the purchase of one share of Advanced NMR Common Stock at $3.75 per share, subject to adjustment, for a period of five years subject to redemption at $.05 per Warrant in the event the average market price of Advanced NMR Common Stock for a period of any 20 consecutive trading days is at least $4.50 per share. The Warrants are traded on the Nasdaq National Market System, initially on a "when issued" basis under the symbol ANMWV.

                    The financing provided for under the Loan Agreement consists of a $9 million five year term loan facility and a $6 million revolving credit facility. The Chemical loan facilities are being used to fund the Cash Consideration in the Merger, to pay certain expenses of the Merger, to repay MDI's current bank facility and for working capital. The Chemical loan facilities, including the respective Guaranty Agreements, are secured by a first lien on specified assets of MDI, Advanced NMR and certain designated subsidiaries of MDI and a pledge of Advanced NMR's unescrowed shares in Advanced Mammography Systems, Inc. and the shares or interests of MDI in designated MDI subsidiaries. The Loan Agreement contains customary affirmative and negative covenants, including specific financial ratios and requirements and restrictions on incurring additional debt and paying cash dividends, restrictions on upstreaming monies to Advanced NMR and customary default provisions.

                    Upon the Merger the Advanced NMR Board of Directors was increased to ten from seven and John A. Lynch, Edward J. Connors and Milton L. Glass, former directors of Old MDI, were added to fill the vacancies, and Mr. Lynch became Senior Vice President of Advanced NMR and President and CEO of MDI, and his new Employment Agreement became effective.

                    The basic terms of the Merger were described in the Joint Proxy Statement/Prospectus of Advanced NMR and MDI, dated August 4, 1995, which was included in Advanced NMR's Registration Statement on Form S-4 (No. 33-95320) (the "Registration Statement"). Further information with respect to the Merger, the Merger Agreement, the Loan Agreement and the Guaranty Agreements is contained in the Registration Statement, which is incorporated herein by reference.

                    The summary contained herein of certain terms of the Merger, the Merger Agreement, the Loan Agreement and the Guaranty Agreements is qualified in its entirety by reference to such agreements, all of which are either filed herewith or incorporated herein by reference.


          ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                    INFORMATION AND EXHIBITS.
                    -----------------------------------------

          (a)  Financial Statements of Businesses Acquired.

                    (1) The audited consolidated balance sheets of MDI and subsidiaries as at September 30, 1994 and 1993 and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended September 30, 1994 are incorporated by reference herein to the financial statements of MDI included in the Registration Statement.

                    (2) The unaudited consolidated balance sheets of MDI and subsidiaries as at March 31, 1995 and September 30, 1994 and the related unaudited consolidated statements of operations, stockholder's equity and cash flows for the six months ended March 31, 1995 and 1994 are incorporated by reference herein to the financial statements of MDI included in the Registration Statement.

          (b)  Pro Forma Financial Information.

                    The unaudited pro forma combined condensed balance sheets at March 31, 1995 and the related unaudited pro forma combined condensed statements of operations for the three months ended March 31, 1995 and the twelve months ended December 31, 1994 are incorporated by reference herein to the pro forma financial statements included in the Registration Statement.

          (c)  Exhibits

                    3.1 Certificate of Amendment to Certificate of Incorporation of Advanced NMR, filed August 31, 1995.

                    3.2 Certificate of Merger of Old MDI into Acquisition Corp., filed August 31, 1995.

                    4. Warrant Agreement, dated as of August 31, 1995, between Advanced NMR and American Stock Transfer and Trust Company.

                    10.1 Agreement and Plan of Merger, dated May 2, 1995, among Advanced NMR, Old MDI and Acquisition Corp. [incorporated by reference to Exhibit 2 to the Advanced NMR Registration Statement on Form S-4 (File No. 33-95320), declared effective August 3, 1995].

                    10.2 Loan and Security Agreement, dated as of August 31, 1995, between MDI and Chemical Bank (without exhibits).

                    10.3 Guaranty and Security Agreement, dated as of August 31, 1995, between Advanced NMR and Chemical Bank (without exhibits).

                    10.4 Guaranty and Security Agreement, dated as of August 31, 1995, between certain subsidiaries of MDI and Chemical Bank (without exhibits).

                    10.5 Pledge Agreement, dated as of August 31, 1995, between Advanced NMR and Chemical Bank.

                    10.6 Pledge Agreement, dated as of August 31, 1995, between MDI and Chemical Bank.


          ITEM 8.   CHANGE IN FISCAL YEAR.
                    ---------------------

                    On August 31, 1995, the Board of Directors of Advanced NMR decided to change the fiscal year of Advanced NMR from the year ending December 31 to the year ending September 30, effective as of September 30, 1995. The report covering the transitional period will be the Form 10-K for the year ending September 30, 1995. The Board made its determination because the fiscal year of Old MDI is a year ending on September 30 and it was necessary to conform the fiscal periods of Advanced NMR and MDI upon the Merger.

                                      SIGNATURE


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ADVANCED NMR SYSTEMS, INC.


                                        /s/ Jack Nelson
                                        ___________________________________
                                        Name:   Jack Nelson
                                        Title:  Chairman

          Dated:  September 8, 1995

                                EXHIBIT INDEX


          Exhibit
          Number              Description of Exhibit
          -------             ----------------------

          3.1 Certificate of Amendment to Certificate of Incorporation of Advanced NMR, filed August 31, 1995.

          3.2 Certificate of Merger of MDI into Acquisition Corp., filed August 31, 1995.

          4. Warrant Agreement, dated as of August 31, 1995, between Advanced NMR and American Stock Transfer and Trust Company.

          10.2 Loan and Security Agreement, dated as of August 31, 1995, between MDI and Chemical Bank (without exhibits).

          10.3 Guaranty and Security Agreement, dated as of August 31, 1995, between Advanced NMR and Chemical Bank (without exhibits).

          10.4 Guaranty and Security Agreement, dated as of August 31, 1995, between certain MDI Subsidiaries and Chemical Bank (without exhibits).

          10.5 Pledge Agreement, dated as of August 31, 1995, between Advanced NMR and Chemical Bank.

          10.6 Pledge Agreement, dated as of August 31, 1995, between MDI and Chemical Bank.